U.S. SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549


                                       FORM 8-K


                                     CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): May 6, 2005

                              FREESTAR TECHNOLOGY CORPORATION
                  (Exact Name of Registrant as Specified in Its Charter)

          Nevada                 0-28749                     88-0447457
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)

       Calle Fantino Falco, J.A. Baez Building, 2nd Floor, Santo Domingo,
                              Dominican Republic
                  (Address of Principal Executive Offices)

        Registrant's telephone number, including area code:  (809) 368-2001



             (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On May 6, 2005, the Company entered into an employment agreement with Angel Pacheco, the Company's chief technical officer (effective as of April 1, 2005) (see Exhibit 10). Although not considered by the Company to be an executive officer, the Company does consider this agreement, because of the size of the compensation, to be material.

     Under this agreement, Mr. Pacheco serves as the chief technical officer of the Company. He is to be paid the following compensation under this agreement:

     (a)  A fixed salary in the amount of $180,000 per annum.

     (b) (i) a one-time stock issuance of 2,000,000 unregistered shares of common stock (Rule 144); and (ii) one time options grant to purchase 500,000 shares of common stock at a exercise price of $0.15 per share (the options are pursuant to the terms of the Company's Stock Incentive Plan under which shares have registered under a Form S-8 with the Securities and Exchange Commission).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.


                                 SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       FreeStar Technology Corporation



Dated: May 10, 2005                    By: /s/ Paul Egan
                                       Paul Egan, President

                               EXHIBIT INDEX

Number               Description

10 Employment Agreement between the Company and Angel Pacheco, dated April 1, 2005 (filed herewith).

                                 EX-10
                         EMPLOYMENT AGREEMENT

                         EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT is made as of the 1st day of April, 2005 between Freestar Technology Corporation, a Nevada corporation (the "Employer" or "Freestar") and Angel Pacheco (the "Executive") (the "Agreement").

                                 RECITALS

A. Freestar, a Nevada corporation, desires to employ Angel Pacheco, Executive, as Chief Technical Officer; and

B. Executive is willing to accept such employment on the terms and conditions set forth in this Agreement.

     IN CONSIDERATION OF the matters described above and of the mutual benefits and obligations set forth in this Agreement, the receipt and sufficiency of which consideration is hereby acknowledged, the parties to this Agreement agree as follows:

     1.  TERM.  This Agreement shall commence effective as of March
1. 2005, and shall continue in effect for a period of three (3) years (the "Employment Period"); unless terminated earlier, by Company or Executive, upon prior written notice, as described below. Further, if a change of control (as defined herein) of the Company shall have occurred during the Employment Period, this Agreement shall continue in effect for a period of twelve (12) months beyond the month in which such change of control occurred.

     2.  CHANGE OF CONTROL.  The term "Change of Control of the
Company" shall mean when (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes a beneficial owner, directly or indirectly, of securities of the company representing 51% or more of the combined voting power of the company's then outstanding securities or (b) individuals who were members of the Board of Directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board of Directors following such election.

     3. POSITION AND DUTIES. The Employer agrees to continue the Executive in its employ as Chief Technical Officer, and the Executive hereby agrees to remain in the employ of the Company, for the Employment Period as specified in Section 1.0, to exercise such authority and perform such duties to the best of his abilities as being exercised and duties being performed by the Executive immediately prior to the effective date of this Agreement, which services shall be performed at the location where the Executive was employed immediately prior to the Effective Date of this Agreement or at such other location as the Company may reasonably require; and the Executive agrees to be employed on the terms and conditions set out in this Agreement. The Executive agrees to be subject to the general supervision of and act pursuant to the orders, advice and direction of the Employer.

     The Executive will perform any and all duties to the best of his abilities now and later assigned to the Executive by the Employer. The Executive will also perform such other duties as are customarily performed by one holding such a position in other, same or similar businesses or enterprises as that engaged in by the Employer.

     The Executive agrees to devote full-time efforts to his duties as an Executive of the Employer. Executive agrees to abide by the Employer's rules, regulations, and practices, including those concerning work schedules, vacation and sick leave, as they may from time to time be adopted or modified.

     4. COMPENSATION. For all services to be rendered by the Executive pursuant to his duties set forth in this Agreement, the Executive shall be paid as compensation;

     4.1. Base Salary. A fixed salary in the amount of $180,000 per annum, for the services rendered by the Executive as required by this Agreement (the "Base Salary"). The Employer will pay to the Executive the Base Salary annual in accordance with the Freestar's normal payroll practice with respect to salaried Executives, subject to applicable payroll taxes and deductions (the "Base Salary").

     4.2.  Stock Issuances.  In addition to the Base Salary,
Executive shall be entitled to a:

     a.  one-time stock issuance of two-million
     (2,000,000) unregistered shares of common stock of Freestar as sign on consideration. The said shares shall be subject to rule 144 as set forth by the Securities and Exchange Commission.

     b. one-time options grant to purchase five-hundred-thousand (500,000) shares of common stock of the Employer at a strike price of fifteen cents
     ($0.15). The options are pursuant to the terms of the Employers Executive Stock Incentive Plan which have been registered with the Securities and Exchange Commission under a Form S-8

     Executive understands and agrees that any additional compensation to the Executive (whether a bonus or other form of additional compensation) will rest in the sole discretion of the Employer and that the Executive will not earn or accrue any right to additional compensation by reason of the Executive's employment.

     5. EXPENSES. During the term hereof, the Corporation will reimburse the Executive for any reasonable and necessary out-of-pocket expenses incurred by the Executive in performance of service for the Corporation under this Agreement (e.g., transportation, lodging and food expenses incurred while traveling on Corporation business) and any other expenses incurred by the Executive in furtherance of the Corporation's business; provided, however, that the Executive renders to the Corporation a complete and accurate accounting of all such expenses.

     6. EXECUTIVE BENEFIT PLANS. The Executive, his dependents and beneficiaries, shall be entitled to participate in any pension, profit sharing, medical reimbursement, insurance or other Executive payment or benefit plan of the Employer as may be in effect from time to time, subject to the participation standards and other terms thereof, to the same extent as other officers under the benefit practices of the Company. All benefits provided by the Employer are in the Employer's sole discretion and are subject to change, without compensation, upon the Employer providing the Executive with 60 days written notice of such change to the benefits

     7. VACATIONS. The Executive shall be entitled to a vacation with full compensation equal to (2) two-weeks each year; provided, however, that the Executive's vacation will be scheduled at such time as will least interfere with the business of the Employer.
Attendance at a business seminar is not to be deemed a vacation; provided, whoever, that attendance at such meetings or seminars shall be planned so as to least interfere with the business of the Employer.

     8.  CONFIDENTIALITY.  Except as specifically permitted by this
Section 8.0, while in the employ of Freestar or thereafter, Executive will not communicate or divulge to or use for the benefit of himself or any other person, firm, association or corporation without the prior written consent of Freestar, any Confidential Information (as defined herein) owned, or used by Freestar, or any of its affiliates, that may be communicated to, acquired by or learned of by Executive in the course of, or as a result of, Executive's employment with Freestar or any of its affiliates. All Confidential Information relating to the business of Freestar or any of its affiliates which Executive shall use or prepare or come into contact with shall become and remain the sole property of Freestar or its affiliates.

     "Confidential Information" means information not generally known about Freestar and its affiliates, services and products, whether written or not, including information relating to research, development, purchasing, marketing plans, computer software or programs, any copyrightable material, trade secrets and proprietary information, including, but not limited to, Freestar's customer lists.

     Executive may disclose Confidential Information to the extent it
(i) becomes part of the public domain otherwise than as a result of Executive's breach hereof or (ii) is required to be disclosed by law. If Executive is required by applicable law or regulation or by legal process to disclose any Confidential Information, Executive will provide the Company with prompt notice thereof so as to enable the Company to seek an appropriate protective order.

     9. RETURN OF CONFIDENTIAL INFORMATION. The Executive agrees that, upon request of the Employer or upon termination or expiration, as the case may be, of employment, the Executive agrees to immediately disclose to the Employer all Confidential Information developed in whole or in part by the Executive during the term of the Executive's employment with the Employer and to assign to the Employer any right, title or interest the Executive may have in the Confidential Information. The Executive agrees to execute any instruments and to do all other things reasonably requested by the Employer (both during and after the Executive's employment with the Employer) in order to vest more fully in the Employer all ownership rights in those items transferred by the Executive to the Employer. Further, the Executive will turn over to the Employer: (1) all documents, disks or other computer media, or other material in the possession or control of the Executive that may contain or be derived from ideas, concepts, creations, or trade secrets and other proprietary and Confidential Information as defined in this Agreement; or (2) connected with or derived from the Executive's services to the Employer. The obligations to ensure and protect the confidentiality of the Confidential Information imposed on the Executive in this Agreement and any obligations to provide notice under this Agreement will survive the expiration or termination, as the case may be, of this Agreement and will continue for a period of five (5) years from the date of such expiration or termination.

     10. CLIENTS AND CUSTOMERS. Executive covenants with Freestar that the clients and customers of the Corporation, both actual and contemplated, constitute actual and prospective business relationships which are proprietary to the Corporation and comprise, in part, the Corporation's Confidential Information and trade secrets.

     In order to protect Freestar's proprietary rights and to promote and ensure the continuity of the Corporation's contractual relations with its customers and clients, Executive covenants and agrees that for so long as Executive holds any position or affiliation with the Corporation, including service to the Corporation as an officer, director, employee, consultant, agent or contractor, and for a period of five-years from the date Executive ceases to hold any such position or status with the Corporation or otherwise becomes disaffiliated with the Corporation, he will not directly or indirectly, or permit or encourage others to directly or indirectly
(i) interfere in any manner whatsoever with the Corporation's contractual relations with any clients or customers, or (ii) induce or attempt to induce any client or customer of the Corporation to cease doing business with the Corporation.

     In the event any court of competent jurisdiction determines or holds that all or any portions of the covenants contained in this
Section 10 are unlawful, invalid or unenforceable for any reason, then the parties hereto agree to modify the provisions of this
Section 10 if and only to the extent necessary to render the covenants herein contained enforceable and otherwise in conformance with all legal requirements.

     11.  NON-INTERFERENCE WITH EMPLOYEES.   Executive covenants with
the Freestar that employees of or consultants to the Corporation and employees of and consultants to firms, corporations or entities affiliated with the Corporation have, of necessity, been exposed to and have acquired certain knowledge, understandings, and know-how concerning the Corporation's business operations which is confidential information and proprietary to the Corporation.

     In order to protect Freestar's Confidential Information and to promote and insure the continuity of the Corporation's contractual relations with its employees and consultants, Executive covenants and agrees that for so long as Executive holds any position or affiliation with the Corporation, including service to the Corporation as an officer, director, employee, consultant, agent or contractor, and for a period of five-years from the date Executive ceases to hold any such position or status with the Corporation or otherwise becomes disaffiliated with the Corporation, he will not directly or indirectly, or permit or encourage other to directly or indirectly (i) interfere in any manner whatsoever with the Corporation's contractual or other relations with any or all of its employees or consultants, or (ii) induce or attempt to induce any employee or consultant to the Corporation to cease performing services for or on behalf of the Corporation, or (iii) solicit, offer to retain, or retain, or in any other manner engage or employ the services of, any person or entity who or which is retained or engaged by the Corporation, or any firm, corporation or entity affiliated with the Corporation, as an employee, consultant or agent.

     In the Event any court of competent jurisdiction determines or holds that all or any portion of the covenants contained in this
Section 11 are unlawful, invalid, or unenforceable for any reasons, then the parties hereto agree to modify the provisions of this
Section 11 if and only to the extent necessary to render the covenants herein contained enforceable and otherwise in conformance with all legal requirements.

     12.  ASSIGNMENT OF PATENTS AND COPYRIGHTS.	Executive shall
assign to the Company all inventions and improvements within the existing or contemplated scope of the company's business made by Executive while in the Company's employ, together with any such patents or copyrights as may be obtained thereon, both domestic and foreign. Upon request by the Company and at the Company's expense, Executive will at any time during his employment with the Company and after termination regardless of the reason therefore, execute all proper papers for use in applying for, obtaining and maintaining such domestic and foreign patents and/or copyrights as the Company may desire, and will execute and deliver all proper assignments therefore.

     13.  TERMINATION.  This Agreement shall terminate upon:

     (a)  Executive's death; or

     (b) the Company may terminate Executive's employment hereunder upon 15 days' written notice if in the opinion of the Board of Directors, Executive's physical or mental disability has continued or is expected to continue for one hundred-eighty consecutive days and as a result thereof, Executive will be unable to continue the proper performance of his duties hereunder. For the purpose of determining disability, Executive agrees to submit to such reasonable physical and mental examinations, if any, as the Board of Directors may request and hereby authorizes the examining person to disclose his findings to the Board of Directors of the Company; or

     (c) The Company may terminate Executive's employment hereunder "for cause" (as hereinafter defined) If Executive's employment is terminated for cause, Executive's salary and all other rights under this Agreement shall terminate upon written notice of termination being given to Executive. As used herein, the term "for cause" means the occurrence of any of the following: (i) Executive's disregard of a direct material order of the Chief Executive Officer or the Board of Directors of the Company, the substance of which order is (ii) a proper duty of Executive pursuant to this Agreement,
     (iii) permitted by law and (iv) otherwise permitted by this Agreement, which disregard continues after fifteen days' opportunity and failure to cure; or Executive's conviction for a felony or any crime involving moral turpitude; or (v)Executive breaches any provision of this Agreement. The Executive and the Employer agree that reasonable and sufficient notice of termination of employment by the Employer is the greater of one month and any notice required under any relevant employment legislation.

     If the Executive wishes to terminate his employment with the Employer, the Executive will provide the Employer with three-months' notice. As an alternative, if the Executive co-operates with the training and development of a replacement, then sufficient notice is given if it is sufficient notice to allow the Employer to find and train the replacement.

     Should the Executive terminate his employment pursuant to this Agreement, and there is no constructive dismissal, the Executive agrees to be reasonably available as a consultant for the purposes of maintaining any projects or developments created while employed by the Employer. The Executive agrees to negotiate the terms of the consulting work in good faith. In his capacity as a consultant for the Employer pursuant to this paragraph, the Executive agrees to provide his present residential address and telephone number as well as his business address and telephone number.

     The time specified in the notice by either the Executive or the Employer may expire on any day of the month and upon the date of termination the Employer will forthwith pay to the Executive any outstanding portion of the wage, accrued vacation and banked time, if any, calculated to the date of termination. Notwithstanding the date of termination, the Executive acknowledges and agrees to diligently execute and complete his employment responsibilities to the Employer at the reasonable direction of the Employer. Failure of the Executive to responsibly execute his obligations to the Employer during the notice period will be considered to be an abandonment of his obligations and will be sufficient cause for immediate termination of the Executive without compensation or notice.

     14. NON-COMPETITION. For a period of five-years (5) from the date of termination or expiration, as the case may be, of the Executive's employment with the Employer, the Executive will not divert or attempt to divert from the Employer any business the Employer had enjoyed, solicited, or attempted to solicit, prior to termination or expiration, as the case may be, of the Executive's employment with the Employer.

     15. TERMINATION DUE TO DISCONTINUANCE OF BUSINESS. In spite of anything contained in this Agreement to the contrary, in the event that the Employer will discontinue operating its current business then, at the Employer's sole option, this Agreement will terminate as of the last day of the month in which the Employer ceases operations with the same force and effect as if such last day of the month were originally set as the termination date of this Agreement.

     16. REMEDIES. The Executive agrees and acknowledges that the Confidential Information is of a proprietary and confidential nature and that any disclosure of the Confidential Information to a third party in breach of this Agreement cannot be reasonably or adequately compensated for in money damages, would cause irreparable injury to Employer, would gravely affect the effective and successful conduct of the Employer's business and goodwill, and would be a material breach of this Agreement. In the event of a breach or threatened breach by the Executive of any of the provisions of this Agreement, the Executive agrees that the Employer is entitled to, in addition to and not in limitation of any other rights and remedies available to the Employer at law or in equity, to a permanent injunction in order to prevent or restrain any such breach by the Executive or by the Executive's partners, agents, representatives, servants, employees, and/or any and all persons directly or indirectly acting for or with the Executive.

     The Executive agrees to co-operate with the Employer following termination by providing documentation and other information to permit the Employer to evaluate whether the Executive is honoring his post-employment obligations set out in this Agreement.

     17. SEVERABILITY. Employer and Executive acknowledge that this Agreement is reasonable, valid and enforceable. However, if a court of competent jurisdiction finds any of the provisions of this Agreement to be too broad to be enforceable, it is the parties' intent that such provision be reduced in scope by the court only to the extent deemed necessary by that court to render the provision reasonable and enforceable, bearing in mind that it is the Executive's intention to give the Employer the broadest possible protection against disclosure of the Confidential Information, against the Executive soliciting the Employer's employees and contractors and against the Executive using such Confidential Information in competing with the Employer.

     In the event that any of the provisions of this Agreement will be held to be invalid or unenforceable in whole or in part, those provisions to the extent enforceable and all other provisions will nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Agreement and the remaining provisions had been executed by both parties subsequent to the expungement of the invalid provision.

     18. NOTICES. If Executive loses or makes unauthorized disclosure of any of the Confidential Information, the Executive will immediately notify the Employer and take all reasonable steps necessary to retrieve the lost or improperly disclosed Confidential Information.

     All notices, requests, demands or other communications required or permitted by the terms of this Agreement will be given in writing and either served personally, by messenger, or sent by facsimile (with confirmation of receipt). The address for any notice to be delivered to any of the parties to this Agreement is as follows:

Freestar Technology Corporation:
Calle Fantino Falco #24
Edif J.Baez,
Santo Domingo, Dominican Republic
Fax #: 1.809.338.0768
Email: info@freestartech.com

With Copy to:
Brian Faulkner, Esq.
27127 Calle Arroyo, Suite 1923
San Juan Capistrano, California  92675

Angel Pacheco:
1551 SW 1st Ave,
Boca Raton, Fl  33432
Fax #:
Email: apacheco@freestartech.com

or to such other address as to which any Party may notify the other in writing.

     19. MODIFICATION OF AGREEMENT. Any amendment or modification of this Agreement or additional obligation assumed by either party in connection with this Agreement will only be binding if evidenced in writing signed by each party or an authorized representative of each party.

     20. GOVERNING LAW. It is the intention of the parties to this Agreement that this Agreement and the performance under this Agreement, and all suits and special proceedings under this Agreement, be construed in accordance with and governed, to the exclusion of the law of any other forum, by the laws of the State of California in a court of competent jurisdiction in Los Angeles, California, without regard to the jurisdiction in which any action or special proceeding may be instituted.

     21. GENERAL PROVISIONS. Headings are inserted for the convenience of the parties only and are not to be considered when interpreting this Agreement. Words in the singular mean and include the plural and vice versa. Words in the masculine mean and include the feminine and vice versa.

     22. ATTORNEYS' FEES. In the event there is any litigation between the parties concerning this Agreement, the successful party shall be awarded reasonable attorneys' fees and litigation or arbitration costs, including the attorneys' fees and costs incurred in the collection of any judgment.

     23. NO WAIVER. No failure or delay by the Employer in exercising any power, right or privilege provided in this Agreement will operate as a waiver, nor will any single or partial exercise of such rights, powers or privileges preclude any further exercise of them or the exercise of any other right, power or privilege provided in this Agreement. This Agreement will inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns, as the case may be, of the Employer and the Executive. This Agreement may be executed in counterparts. If there is a previous employment agreement between the parties to this Agreement, the parties agree that this Agreement will replace that previous employment agreement and the Executive acknowledges that this Agreement was entered into in consideration of a compensation increase commencing the start of this Agreement. The Executive acknowledges that it was agreed at that time that a new employment agreement would be entered into in consideration of the compensation increase.

     24. VOLUNTARY AGREEMENT. This agreement is freely and voluntarily entered into by each of the Parties. The Parties acknowledge and agree that each has been represented in the negotiation of this agreement by counsel of its own choosing or has had an opportunity and ability to obtain such representation, that it has read this agreement or had it read to it, that it understands this agreement, and that it is fully aware of the contents and legal effects of this agreement and consent to all terms in herein knowingly, voluntarily and without any reservation whatsoever. Executive agrees and understands that that Stanley C. Morris, Brian Faulkner and the firm of Corrigan & Morris LLP have acted solely as counsel to Freestar, and not as Executive's counsel.

     25. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto, their heirs, personal representatives, successors and assigns; provided, however, that Executive may not assign his employment hereunder, and any assignment by Executive in violation of this Agreement shall vest no rights in the purported assignee.

     26.  ENTIRE AGREEMENT.   Any amendment or modification hereof
must be in writing. This Agreement constitutes the entire agreement between the parties and there are no further items or provisions, either oral or written. As of the effective date of this Agreement, this Agreement supersedes all other agreements between the parties. The parties to this Agreement stipulate that neither of them has made any representations with respect to the subject matter of this Agreement except such representations as are specifically set forth in this Agreement. Each of the parties acknowledges that it has relied on its own judgment in entering into this Agreement.

     IN WITNESS WHEREOF Freestar Technology Corporation has duly affixed its signature by a duly authorized officer under seal and Angel Pacheco has duly signed under hand and seal on this 6th day of May, 2005.

FREESTAR TECHNOLOGY CORPORATION


By: /s/  Paul Egan
Paul Egan, President


ANGEL PACHECO


/s/  Angel Pacheco
Angel Pacheco, Individually